7/7/99


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                         CHARTER FUNDING CORPORATION V,
                                   TRANSFEROR


                                       AND


                       CHARTER EQUIPMENT LEASE 1999-1 LLC,
                                     ISSUER


                            -------------------------


               FORM OF TRANSFEROR CONTRIBUTION AND SALE AGREEMENT

                            Dated as of July 1, 1999


                            -------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                            Page


R E C I T A L S      1


ARTICLE I DEFINITIONS..........................................................2


ARTICLE II SALE AND CAPITAL CONTRIBUTION.......................................2

      Section 2.01 Sale and Capital Contribution of Leases and Equipment,
                    Lease Receivables..........................................2
      Section 2.02 Treatment as a Sale and Contribution;
                    Grant of Security Interest.................................3

ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR...................4

      Section 3.01 Corporate Organization and Authority........................4
      Section 3.02 Business and Property.......................................4
      Section 3.03 Financial Statements........................................4
      Section 3.04 Equipment and Leases........................................5
      Section 3.05 Payments....................................................7
      Section 3.06 Full Disclosure.............................................7
      Section 3.07 Pending Litigation..........................................7
      Section 3.08 Title to Properties.........................................8
      Section 3.09 Transactions Legal and Authorized...........................8
      Section 3.10 Governmental Consent........................................8
      Section 3.11 Taxes.......................................................8
      Section 3.12 Compliance with Law.........................................9
      Section 3.13 Ability to Perform..........................................9
      Section 3.14 Ordinary Course; No Insolvency..............................9
      Section 3.15 Assets and Liabilities......................................9
      Section 3.16 Fair Consideration.........................................10
      Section 3.17 Ability to Pay Debts.......................................10
      Section 3.18 Bulk Transfer Provisions...................................10
      Section 3.19 Transfer Taxes.............................................10
      Section 3.20 Principal Executive Office............................... .11
      Section 3.21 Contribution Treatment.....................................11
      Section 3.22 Nonconsolidation...........................................11

ARTICLE IV THE TRANSFEROR.....................................................11

      Section 4.01 Merger or Consolidation of the Transferor..................11
      Section 4.02 Control of Issuer..........................................12
      Section 4.03 Financial and Business Information.........................12
      Section 4.04 Officers' Certificates.....................................13
      Section 4.05 Books and Records..........................................13
      Section 4.06 Communications.............................................13

ARTICLE V SUBSTITUTION AND ADDITION OF LEASES.................................13

      Section 5.01 Substitution and Addition..................................13
      Section 5.02 Procedure..................................................14
      Section 5.03 Objection and Purchase.....................................15
      Section 5.04 Transferor's Subsequent Obligations........................15

ARTICLE VI ASSIGNMENT.........................................................16

      Section 6.01 Assignment to Trustee......................................16
      Section 6.02 Assignment by Transferor...................................16

ARTICLE VII NATURE OF OBLIGATIONS AND SECURITY THEREFOR.......................16

      Section 7.01 Obligations Absolute.......................................16
      Section 7.02 Security for Obligations...................................17
      Section 7.03 Further Assurances; Financing Statements...................17

ARTICLE VIII INTER-COMPANY LOANS..............................................17

      Section 8.01 Inter-Company Loans........................................17

ARTICLE IX MISCELLANEOUS......................................................18

      Section 9.01 Continuing Obligations.....................................18
      Section 9.02 GOVERNING LAW..............................................18
      Section 9.03 Successors and Assigns.....................................18
      Section 9.04 Modification...............................................18
      Section 9.05 No Proceedings.............................................18
      Section 9.06 Notices....................................................18
      Section 9.07 Counterparts...............................................19
      Section 9.08 Nonpetition Covenant.......................................19


Schedule 1  -        Schedule of Leases
Exhibit A   -        Form of Inter-Company Loan Note

                   TRANSFEROR CONTRIBUTION AND SALE AGREEMENT


     This TRANSFEROR CONTRIBUTION AND SALE AGREEMENT is made and dated as of July 1, 1999, by and between CHARTER EQUIPMENT LEASE 1999-1 LLC, a Delaware limited liability company, as issuer hereunder (the "Issuer") and CHARTER FUNDING CORPORATION V, a New York corporation, as transferor of the Leases (the "Transferor").


                                 R E C I T A L S

     WHEREAS, pursuant to the Seller Contribution and Sale Agreement, Charter Financial, Inc. (the "Seller") is selling and making certain capital contributions to Charter Funding Corporation V (the "Transferor") with respect to the Leases, the related Equipment and other assets described therein (the "Transferred Assets").

     WHEREAS, pursuant to the Transferor Contribution and Sale Agreement, the Transferor is selling and making certain capital contribution to Charter Equipment Lease 1999-1 LLC (the "Issuer"), with respect to the Transferred Assets.

     WHEREAS, pursuant to the Indenture, the Issuer is pledging the Transferred Assets thereunder for the benefit of the Holders of the Notes (as detailed below) and is issuing one class of [_____]% Class A-1 Lease-Backed Notes, [_____] in the aggregate principal amount of $[_____] (the "Class A-1 Notes"), one class of [ ]% Class A-2 Lease-Backed Notes, [_____] in the aggregate principal amount of $[_____] (the "Class A-2 Notes"), one class of [_____]%
Class A-3 Lease-Backed Notes, [_____] in the aggregate principal amount of $[_____] (the "Class A-3 Notes"), one class of [_____]% Class A-4 Lease-Backed Notes, [_____] in the aggregate principal amount of $[_____] (the "Class A-4 Notes"; together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Class A Notes"), one class of [_____]% Class B Leased-Backed Notes, [_____] (the "Class B Notes"), in the aggregate principal amount of $[_____], one class of [_____]% Class C Lease-Backed Notes, [_____], in the aggregate principal amount of $[_____] (the "Class C Notes"), one class of [_____]% Class D Leased-Backed Notes, [_____] in the aggregate principal amount of $[_____] (the "Class D Notes"); together with the Class A Notes, the Class B Notes, the Class C Notes, and the Class D Notes, are referred to collectively as the "Notes").

     WHEREAS, pursuant to the Indenture, the Issuer is granting, inter alia, to the Trustee, for the benefit of the Holders from time to time of the Notes, a security interest in all right, title and interest of the Issuer in, to and under the Leases, the interests in the Equipment and the other Transferred Assets and the Servicing Agreement.

     NOW, THEREFORE, the parties hereto agree, in consideration of the mutual agreements set forth herein and other valuable consideration provided, as follows:

     ARTICLE I DEFINITIONS

     As used in this Transferor Contribution and Sale Agreement, the following terms have the respective meanings set forth below or set forth in the Section hereof or in any other agreement indicated:

     Inter-Company Loans - as defined in Section 8.01 hereof.

     Lease - at any time, each separate lease agreement and each lease schedule or supplement (and each master lease agreement insofar as the same relates to any such schedule or supplement) described in Schedule 1 hereto, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof and of the Servicing Agreement.

     Predecessor Lease - as defined in Section 5.01 hereof.

     Prime Rate - the [ ____________________________ ] prime lending rate.

     Schedule of Leases - the schedule of Leases, annexed hereto as Schedule 1 as may be amended from time to time.

     Servicing Agreement - the Servicing Agreement dated as of July 1, 1999 between the Issuer and Charter Financial, Inc. as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

     Substitute Lease - as defined in Section 5.01 hereof.

     Transfer Taxes - as defined in Section 3.19 hereof.

     To the extent capitalized terms are used herein which are not otherwise defined, such terms shall have meanings defined in the Servicing Agreement.

     ARTICLE II SALE AND CAPITAL CONTRIBUTION

     Section 2.01 Sale and Capital Contribution of Leases and Equipment, Lease Receivables.

     By their execution and delivery of this Transferor Contribution and Sale Agreement, the Transferor hereby sells, contributes and assigns to the Issuer, and the Issuer hereby acquires from the Transferor without recourse (except to the extent of the Transferor's purchase obligations as set forth herein), all of the Transferor's right, title and interest in and to each of the Leases and the Lease Receivables (including the right to receive all payments due or to become due thereunder since the Cut-Off Date), or the related Transfer Date with respect to Additional Leases or Substitute Leases. The Transferor and the Issuer each acknowledge and confirm that contemporaneously with the sale and the contribution of the Leases as hereinabove provided, the Transferor, as a holder of beneficial interests in the Issuer, is selling, contributing and transferring to the Issuer, and in connection with each transfer and assignment of Additional Leases and Substitute Leases the Transferor will sell, contribute and transfer to the Issuer, without recourse, all right, title and interest of the Transferor in and to each item of Equipment subject to each Lease, Additional Lease and Substitute Lease. After such sale, contribution and transfer by the Transferor to the Issuer, all right, title and interest of the Transferor in and to each item of Equipment subject to each Lease shall be vested in the Issuer. In each instance, the transfer of the Leases, the Lease Receivables and the Equipment shall be regarded as a sale, however to the extent that the sale price for the Lease, the Lease Receivables and the Equipment is less than the fair market value thereof, the difference shall be deemed to be a capital contribution by the Transferor to the Issuer.

     Section 2.02 Treatment as a Sale and Contribution; Grant of Security Interest.

     It is the intention of the parties hereto that each transfer of Leases, Additional Leases, Substitute Leases, Lease Payments and all other amounts due or becoming due with respect thereto and Equipment (or interests therein) being made hereunder shall constitute a sale and a capital contribution, as described in Section 2.01 hereof, and not a loan. The Transferor shall not take any action inconsistent with the treatment of such transfers as sales and capital contributions, as described in Section 2.01 hereof, or with the Issuer's ownership of the Leases, the Lease Receivables and all other amounts due or becoming due with respect thereto and the interests in the Equipment. The Transferor shall indicate in its records that ownership of each of the Leases, the Lease Receivables and the interests in the Equipment is held by the Issuer, and each shall respond to any inquiries from third parties by indicating that its ownership in the Leases, Additional Leases, Substitute Leases, the Lease Receivables and all other amounts due or becoming due with respect thereto and the interests in the Equipment is held by the Issuer. In the event, however, that a court of competent jurisdiction were to hold that any transaction evidenced hereby constitutes a loan and not a capital contribution, it is the intention of the parties hereto that this Agreement shall constitute a security agreement under applicable law and that the Issuer shall be deemed to have been granted a first priority security interest in (a) the Leases and all Lease Payments, Casualty Payments, Termination Payments, and other amounts now due or becoming due with respect thereto since the Cut-Off Date (other than any prepayments of rent required pursuant to the terms of any Lease at or before the commencement of the Lease and any payments due before the Cut-Off Date) and all Additional Leases and Substitute Leases and all Lease Payments, Casualty
Payments, Termination Payments and other amounts due or becoming due with respect thereto since the effective date of their respective addition or substitution (other than any prepayments of rent required by the terms of any Lease at or before the commencement of the Lease and any payments due before the effective date of such addition or substitution), (b) all rights of the Issuer to or under any guarantees of or collateral (including all rights of the Issuer in any security deposits) for the Lessee's obligations under any Lease, (c) all interests of the Issuer in the Equipment at any time subject to any Lease including any security interest of the Transferor in the Equipment and (d) all proceeds of the conversion, whether voluntary or involuntary, of any of the foregoing into cash or other property.

     ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE TRANSFEROR

     The Transferor hereby represents and warrants as follows:

     Section 3.01 Corporate Organization and Authority.

          The  Transferor:

     (a) is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation,

     (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted (except where the failure to have such licenses and permits would not have a material adverse effect on the business or condition (financial or otherwise) of the Transferor or impair the enforceability of any Lease) and to enter into and perform its obligations under this Transferor Contribution and Sale Agreement, and the transactions contemplated hereby, including the Transferor's support obligations hereunder, and

     (c) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in each jurisdiction where the character of its properties or the nature of its activities makes such qualification necessary (except where the failure to be so qualified or in good standing would not have a material adverse effect on the Pool of Assets or the business or condition (financial or otherwise) of the Transferor or impair the enforceability of any Lease).

     Section 3.02 Business and Property.

     The Prospectus and the Private Placement Memoranda, accurately describe in all material respects the general nature of the business of the Transferor.

     Section 3.03 Financial Statements.

     (a) The consolidated balance sheet of the Transferor and its consolidated subsidiaries for the fiscal periods ended December 31, 1998 and December 31, 1997 and the related consolidated statements of income, retained earnings and cash flow for the respective period and fiscal years ended on such dates, all accompanied by reports thereon containing opinions without qualification, except as therein noted, by Ernest & Young, independent certified public accountants, and the unaudited interim consolidated balance sheet of the Transferor and its consolidated subsidiaries as of March 31, 1999 and the related consolidated statements of income, retained earnings and cash flow for the nine months ended on such date have been prepared in accordance with generally accepted accounting principles consistently applied, and present fairly the financial position of the Transferor and its subsidiaries as of such dates and the results of their operations for such periods.

     (b) Except as disclosed in the Prospectus, the Private Placement Memoranda and the financial statements referred to in the preceding Section 3.03(a), since March 31, 1999 there has been no change in the business, condition or prospects (financial or otherwise) of the Transferor except changes in the ordinary course of business, none of which individually or in the aggregate has been materially adverse. Neither the Transferor nor any of its subsidiaries has any material liabilities or obligations not incurred in the ordinary course of business other than those disclosed in the financial statements referred to in Section 3.03(a) or for which adequate reserves are reflected in such financial statements and certain contingent obligations of the Transferor relating to other asset securitization transactions involving the Transferor.

     Section 3.04 Equipment and Leases.

     (a) Prior to the date of each transfer of any Leases and Equipment in accordance with Sections 2.01 and 2.02, respectively, the Transferor purchased each item of Equipment from Charter Financial, Inc. pursuant to the Seller Contribution and Sale Agreement. The Transferor has paid in full, to Charter Financial, Inc., as the case may be, the purchase price and any related charges in connection with the acquisition of the Equipment. The transfer to the Issuer of the Leases and all of the Transferor's right, title and interest in each item of Equipment does not violate the terms or provisions of any Lease or any other agreement to which the Transferor is a party or by which it is bound.

     (b) Upon completion of the transfer described in Article II hereof, the Issuer will (i) be the legal owner of the Leases (including the right to receive all payments due or to become due thereunder), (ii) have a valid security interest in each item of Equipment subject to any Lease other than a Rental Stream Obligation. At such time, the Leases (including the right to receive all payments due or to become due thereunder) and the Transferor's interest in the Equipment will be free and clear of all Liens other than Permitted Encumbrances.

     (c) With respect to any Lease, other than an Additional Lease or a Substitute Lease, as of the Cut-Off Date, or with respect to any Additional Lease or any Substitute Lease, as of the related Transfer Date, the Transferor represents and warrants that each Lease shall comply with the following:

     (i) the Lease is a valid and binding obligation of the Lessee enforceable against such Lessee in accordance with its terms (except as may be limited by bankruptcy laws, other laws affecting creditor's rights in similar transactions generally, and judicial powers of equity);

     (ii) the Lease constitutes a non-cancellable, "hell or high water" obligation of the Lessee and requires the Lessee to make all Lease Payments thereon regardless of the condition of the Equipment to which the Lease relates;

     (iii) the Lease is non-cancellable by the Lessee and does not contain early termination options (except for a Lease which contains early termination or prepayment clauses, which requires the Lessee to pay the present value of (as determined in such Lease) all remaining Scheduled Payments under such Lease upon such cancellation or prepayment);

     (iv) all payments payable under the Lease are absolute, unconditional obligations of the Lessee without right to offset for any reason;

     (v) the Lease requires the Lessee or a third party to maintain the Equipment in good working order, to bear all the costs of operating the Equipment, including taxes and insurance relating thereto;

     (vi) the Lease does not materially violate any U.S. or state laws;

     (vii) the Lease provides for periodic payments;

     (viii) in the event of a Casualty Loss, with respect to the Lease, the Lessee, at the Lessee's expense, is required to replace the Equipment with like equipment in good repair, acceptable to the Servicer or pay at a minimum the outstanding principal or net book value of the Leases and any applicable make whole premium;

     (ix) the Lease was originated by Charter or was purchased by Charter in the ordinary course of its business in a manner which satisfies the underwriting practices set forth in the Credit and Collection Policy as in effect from time to time;

     (x) the Lease has been sold to the Transferor free and clear of any Liens other than Permitted Encumbrances;

     (xi) the Lease is assignable without prior written consent of the Lessee;

     (xii) the Lease is denominated and payable only in U.S. dollars and the Lessor and each Lessee are located in the United States;

     (xiii) the Lease is not a "consumer lease" within the meaning of Article 2A of the UCC in any jurisdiction where such Article 2A has been adopted and governs the construction thereof;

     (xiv) the Lease is not subject to any guaranty by the Seller;

     (xv) no adverse selection was used in selecting the Lease for transfer to the Transferor or the Issuer;

     (xvi) the Lessee has represented to the Seller or Vendor that it has accepted the Equipment;

     (xvii) the Lessee is not a subject of an insolvency or bankruptcy proceeding at the time of the transfer;

     (xviii) the Lease is not a Defaulted Lease;

     (xix) the maximum remaining term of the Lease does not exceed [84] months; and

     (xx) the Lease is not more than 60 days past due at time of transfer to the Transferor or the Issuer; and

     (xxi) (A) with respect to any Lease other than a Rental Stream Obligation, such Lease is a Finance Lease, and (B) with respect to any Lease other than a Rental Stream Obligation or a Synthetic Lease, such Lease provides that by the end of the lease term, the Lessee may elect to purchase the related Equipment upon the exercise of a nominal purchase option.

     (d) the Transferor represents and warrants that as of the Cut-Off-Date (i) no more than 2% of the Leases by Discounted Principal Balance have Equipment which is subject to vehicle titling regulations in any jurisdiction; and (ii) the information set forth in the Schedule of Leases is true and correct.

     Section 3.05 Payments.

     The portfolio detail delivered or to be delivered to the Trustee on or prior to the Closing Date (i) accurately sets forth, as of the Cut-Off Date, the amount of each Lease Payment due under each of the Leases and the month in which such Lease Payment is to be paid in accordance with the terms of the Lease under which the same is to be paid, (ii) accurately sets forth, as of the Cut-Off Date, the information with respect to certain other characteristics of the Leases and the Equipment described in such portfolio detail and (iii) is otherwise true and correct in all respects.

     Section 3.06 Full Disclosure.

     The Prospectus and the Private Placement Memoranda (including, without limitation, the statistical and descriptive information with respect to the initial Leases, Lessees and Equipment), as of their respective dates, do not contain any untrue statement of a material fact or omit a material fact
necessary  to  make  the  statements   contained   therein,   in  light  of  the
circumstances under which they were made, not misleading. There is no fact peculiar to the Transferor or any Affiliate of the Transferor or, to the knowledge of the Transferor, any Lease, Lessee or item of Equipment, which the Transferor has not or will not disclose in the Prospectus or the Private Placement Memoranda which materially affects adversely nor, so far as the Transferor can now reasonably foresee, will materially affect adversely the ability of the Transferor to perform the transactions contemplated by this Transferor Contribution and Sale Agreement.

     Section 3.07 Pending Litigation.

     There are no proceedings or investigations pending, or to the knowledge (after due inquiry) of the Transferor threatened, against or affecting the Transferor or any subsidiary in or before any court, governmental authority or agency or arbitration board or tribunal, including, but not limited to, any such proceeding or investigation with respect to any environmental or other liability resulting from the ownership or use of any of the Equipment, which, individually or in the aggregate, involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Transferor and its subsidiaries, or the ability of the Transferor to perform its obligations under this Transferor

Contribution and Sale Agreement. The Transferor is not in default with respect to any order of any court, governmental authority or agency or arbitration board or tribunal.

     Section 3.08 Title to Properties.

     Immediately following the transfer by the Transferor to the Issuer of the Leases and the Transferor's interest in the Equipment, the Leases (including the right to receive all payments due or to become due thereunder) and the interest in the Equipment will be free and clear of all Liens, except the Lien on the Granted Assets in favor of the Trustee granted pursuant to the Indenture (or the Lien in favor of the Issuer which is assigned to the Trustee pursuant to the Indenture).

     Section 3.09 Transactions Legal and Authorized.

     The transfer by the Transferor of all of its right, title and interest in and to each item of Equipment and each Lease (including the right to receive all payments due or to become due thereunder) and compliance by the Transferor with all of the provisions of this Transferor Contribution and Sale Agreement:

     (a) have been duly authorized by all necessary corporate action on the part of the Transferor, and do not require any stockholder approval, or approval or consent of any trustee or holders of any indebtedness or obligations of the Transferor except such as have been duly obtained;

     (b) are within the corporate powers of the Transferor; and

     (c) are legal and will not conflict with, result in any breach in any of the provisions of, constitute a default under, or result in the creation of any Lien upon any property of the Transferor under the provisions of, any agreement, charter, instrument, by-law or other instrument to which the Transferor is a party or by which it or its property may be bound or result in the violation of any law, regulation, rule, order or judgment applicable to the Transferor or its properties, or any order to which the Transferor or its properties is subject, of or by any government or governmental agency or authority.

     Section 3.10 Governmental Consent.

     No consent, approval or authorization of, or filing, registration or qualification with, any governmental authority is necessary or required on the part of the Transferor in connection with the execution and delivery of this Transferor Contribution and Sale Agreement or the contribution of the Leases and Equipment.

     Section 3.11 Taxes.

     (a) All tax returns required to be filed by the Transferor or any subsidiary in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Transferor or any subsidiary, or upon any of their respective properties, income or franchises, shown to be due and payable on such returns have been paid. To the best of the Transferor's knowledge all such tax returns were true and correct and neither the Transferor nor any subsidiary knows of any proposed additional tax assessment against it in any material amount nor of any basis therefor.

     (b) The provisions for taxes on the books of the Transferor and each of its subsidiaries are in accordance with generally accepted accounting principles.

     Section 3.12 Compliance with Law.

          The  Transferor:

          (a) is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject;

          (b) has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its property or to the conduct of its business; and

          (c) is not in violation in any material respect of any term of any agreement, charter instrument, by-law or other instrument to which it is a party or by which it may be bound, which violation or failure to obtain might materially adversely affect the business or condition (financial or otherwise) of the Transferor and its subsidiaries.

     Section 3.13 Ability to Perform.

     At the date hereof, the Transferor does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in this Transferor Contribution and Sale Agreement.

     Section 3.14 Ordinary Course; No Insolvency.

     The transactions contemplated by the Notes, the Indenture and this Transferor Contribution and Sale Agreement are being consummated by the Transferor in furtherance of the Transferor's ordinary business purposes and constitute a practical and reasonable course of action by the Transferor designed to improve the financial position of the Transferor, with no contemplation of insolvency and with no intent to hinder, delay or defraud any of its present or future creditors. The Transferor will not, either as a result of the transaction contemplated by this Transferor Contribution and Sale Agreement, or immediately before or after such transaction, be insolvent or have an unreasonably small capital for the conduct of its business and the payment of anticipated obligations.

     Section 3.15 Assets and Liabilities.

     (a) Both immediately before and after any transfer of Leases (including the right to receive all payments due or to become due thereunder) and the transfer of the interests in the Equipment contemplated by this Transferor Contribution and Sale Agreement, the present fair salable value of the Transferor's assets was or will be in excess of the amount that will be required to pay the Transferor's probable liabilities as they then exist and as they become absolute and matured; and

     (b) Both immediately before and after any transfer of Leases (including the right to receive all payments due or to become due thereunder) and the transfer of the interests in the Equipment contemplated by this Transferor Contribution and Sale Agreement, the sum of the Transferor's assets was or will be greater than the sum of the Transferor's debts, valuing the Transferor's assets at a fair salable value.

     Section 3.16 Fair Consideration.

     The consideration received by the Transferor, in exchange for the Leases (including the right to receive all payments due or to become due thereunder) and the transfer of its interests in the Equipment, is fair consideration having value equivalent to or in excess of the value of the assets being transferred by the Transferor.

     Section 3.17 Ability to Pay Debts.

     Neither as a result of the transaction contemplated by this Transferor Contribution and Sale Agreement nor otherwise does the Transferor believe that it will incur debts beyond its ability to pay or which would be prohibited by its charter documents or by-laws. The Transferor's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

     Section 3.18 Bulk Transfer Provisions.

     The transfer, assignment and conveyance of the Leases and its interests in the Equipment by the Transferor pursuant to this Transferor Contribution and Sale Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

     Section 3.19 Transfer Taxes.

     The transfer, assignment and conveyance of the Leases (including all payments due or to become due thereunder) and its interests in the Equipment by the Transferor pursuant to this Transferor Contribution and Sale Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Transferor to any federal, state or local government ("Transfer Taxes"). In the event that the Issuer receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Leases and/or its interests in the Equipment, on written demand by the Issuer, or upon the Transferor otherwise being given notice thereof, the Transferor shall pay, and otherwise indemnify and hold the Issuer, the Trustee and the holders of the Notes harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the holders of the Notes and the Trustee shall have no obligation to pay such Transfer Taxes).

     Section 3.20 Principal Executive Office.

     The principal executive office of the Transferor is located at 530 Fifth Avenue, New York, New York 10036.

     Section 3.21 Contribution Treatment.

     The Transferor will treat the transfer to the Issuer of the Leases and the Lease Receivables as a capital contribution and absolute assignment for tax reporting and accounting purposes.

     Section 3.22 Nonconsolidation.

     The Transferor is and at all times since its incorporation has been operated in such a manner that it would not be substantively consolidated with the Issuer, such that the separate existence of the Transferor and the Issuer would be disregarded in the event of a bankruptcy or insolvency of the Transferor or the Issuer, and in such regard:

     (a) the Transferor is not involved in the day-to-day management of the Issuer;

     (b) the Transferor maintains separate corporate records and books of account from the Issuer and otherwise observes corporate formalities and has a separate business office from the Issuer;

     (c) the financial statements and books and records of the Transferor prepared after the Issuance Date will reflect the separate existence of the Issuer;

     (d) the Transferor maintains its assets separately from the assets of the Issuer (including through the maintenance of a separate bank account), the Transferor's funds and assets, and records relating thereto, have not been and are not commingled with those of the Issuer and the separate creditors of the Transferor and the Issuer will be entitled to be satisfied out of the Transferor's and the Issuer's assets prior to any value in the Transferor or the Issuer becoming available to the Issuer's equityholders or the Transferor's creditors;

     (e) all business correspondence of the Transferor and other communications are conducted in the Transferor's own name and on its own stationery; and

     (f) the Issuer does not act as an agent of the Transferor in any capacity and the Transferor does not act as agent for the Issuer, but instead presents itself to the public as a corporation separate from the Issuer.

     ARTICLE IV THE TRANSFEROR

     Section 4.01 Merger or Consolidation of the Transferor.

     The Transferor will keep in full force and effect its existence, rights and franchise as a corporation under the laws of its jurisdiction of incorporation and will preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is necessary to protect the validity and enforceability of any of the Leases or to permit performance of the Transferor's duties under this Transferor Contribution and Sale Agreement.

     The Transferor  shall not merge or consolidate with any other Person unless
(i) the entity surviving such merger or consolidation is a corporation organized under the laws of the United States or any jurisdiction thereof and (ii) the surviving entity, if not the Transferor, shall execute and deliver to the Issuer or the Servicer and the Trustee, in form and substance satisfactory to each of them, (a) an instrument expressly assuming all of the obligations of the Transferor hereunder and (b) an opinion of counsel to the effect that such Person is a corporation of the type described in the preceding clause (i) and has effectively assumed the obligations of the Transferor hereunder.

     Section 4.02 Control of Issuer.

     So long as any of the Notes or the other obligations secured by the Indenture remain outstanding, the Transferor will not (i) sell, pledge or otherwise transfer any of its membership interest in the Issuer held by the Transferor or (ii) vote such beneficial interests in favor of any amendment to or alteration of the certificate of formation of the Issuer.

     Section 4.03 Financial and Business Information.

     The Transferor will deliver to the Issuer and the Trustee and upon receipt thereof the Trustee shall deliver to each Rating Agency and upon request, to any Holder of outstanding Notes evidencing not less than 25% of the Outstanding Principal Amount of the Notes (and, upon the request of any Holder of outstanding Notes, to any prospective transferee of any Notes):

     (a) SEC and Other Reports - promptly upon their becoming available, one copy of each report (including the Transferor's annual report to shareholders and reports on Form 8-K, 10-K, and 10-Q), proxy statement, registration statement, prospectus and notice filed with or delivered to any securities exchange, the Securities and Exchange Commission or any successor agencies;

     (b) Report on Proceedings - promptly upon the Transferor's becoming aware of

     (1) any proposed or pending investigation of it by any governmental authority or agency, or

     (2) any court or administrative proceeding,

which involves or may involve the possibility of materially and adversely affecting the properties, business, prospects, profits or condition (financial or otherwise) of the Transferor, a written notice specifying the nature of such investigation or proceeding and what action the Transferor is taking or proposes to take with respect thereto and evaluating its merits; and

     (c) Requested Information - with reasonable promptness, any other data and information which may be reasonably requested from time to time.

     Section 4.04 Officers' Certificates.

     With each set of financial statements delivered pursuant to Section 4.03, the Transferor will deliver an Officers' Certificate stating that the officers signing such Certificate have reviewed the relevant terms of this Transferor Contribution and Sale Agreement and have made, or caused to be made under such officers' supervision, a review of the activities of the Transferor during the period covered by the income statements then being furnished.

     Section 4.05 Books and Records.

     The Transferor will clearly mark its books and records to reflect the sales and contributions of Leases and Equipment pursuant to this Agreement.

     Section 4.06 Communications.

     The Transferor will reply to all inquiries by third parties with respect to the transactions contemplated by this Agreement by indicating that it has contributed the Leases and its right, title and interest in the related Equipment and that the Issuer now holds title to the Leases and such interest in the related Equipment.

     ARTICLE V SUBSTITUTION AND ADDITION OF LEASES

     Section 5.01 Substitution and Addition.

     (a) Subject to the satisfaction of the requirements set forth in Section 5.01(b) hereof, the Transferor will have the right (but not the obligation) at any time to substitute one or more Eligible Leases and the Equipment subject thereto (each, a "Substitute Lease") for a Lease (for purposes of this Article V referred to as a "Predecessor Lease") and the Equipment subject thereto if:

     (i) the Predecessor Lease became (A) a Defaulted Lease, (B) a Lease subject to a Warranty Event or (C) a Lease which is the subject of a Casualty Loss, during the immediately preceding Collection Period; and

     (ii) the aggregate Discounted Lease Balance of the Leases that are, or have been, Predecessor Leases shall not in the aggregate exceed 10% of the Discounted Lease Balance of the Leases on the Cut-Off Date.

     Subject to the satisfaction of the requirements set forth in Section 5.01(b) hereof, in the event of an Early Lease Termination which has been prepaid in full, the Issuer will have the option to reinvest the proceeds of such Early Termination Lease in one or more Additional Leases. The purchase price of such Additional Lease or Leases will be an amount equal to the proceeds of such Early Termination Lease.

     (b) Each transfer of Substitute Leases and addition of Additional Leases will be subject to the satisfaction of the following conditions precedent:

     (i) the final payment on such Substitute Lease or Additional Lease must be on or prior to [________________];

     (ii) after giving effect to such additions and substitutions, the aggregate amount of Lease Payments through the term of the Leases (including the Substitute Leases and the Additional Leases) and the Discounted Lease Balance of the Leases will not be materially less than the aggregate scheduled Lease Payments of the Leases and the Discounted Lease Balance of the Leases, respectively prior to such substitution or addition or adjustment;

     (iii) after giving effect to such adjustments, additions and substitutions, the Discounted Lease Balance of the Leases must not be less than the Discounted Lease Balance of the Leases prior to such adjustment, substitution or addition; and

     (iv) after giving effect to such adjustments, additions, and substitutions pursuant to Article IV, the weighted average remaining term of the Leases must not be greater than the weighted average remaining term of the Leases prior to such adjustment, addition, and substitution.

     (c) Each addition and substitution pursuant to this Section 5.01 shall include the right to receive all amounts due or to become due under each Substitute Lease being substituted or Additional Leases being purchased and any security deposits paid by the related Lessee to the Transferor in connection therewith (other than any prepayments of rent required pursuant to the terms thereof at or before the commencement of such Lease and any payments due before the Transfer Date as to which such substitution or addition is made). At the time of each such substitution and addition, the Transferor shall transfer to the Trustee all Lease Payments actually received by the Transferor which became due on or after the related Transfer Date.

     Section 5.02 Procedure.

     (a) By 11:00 A.M. on the third Business Day following each Transfer Date, the Transferor shall give written notice to the Servicer of any substitution pursuant to Section 5.01 of Substitute Leases for Predecessor Leases or addition of Additional Leases for Early Termination Leases which have been prepaid in full during the preceding Collection Period. By 11:00 A.M. on the fourth Business Day following each Payment Date, the Transferor shall deliver to the Servicer and the Trustee and, to the extent not included in the Monthly Servicer Report, the Trustee shall promptly deliver to each Rating Agency (i) a supplement to Exhibit A hereto setting forth the information shown thereon for each such Substitute Lease and Additional Lease, (ii) an Officer's Certificate
(A) certifying that each such Substitute Lease and Additional Lease is an "Eligible Lease", (B) specifying each Predecessor Lease for which a substitution has been made and each Early Termination Lease which is being replaced by an Additional Lease and the amount of each periodic Lease Payment under each such Predecessor Lease and the amount of each periodic Lease Payment under each Additional Lease and Substitute Lease being transferred thereby and (C) that all conditions precedent to such addition or substitution have been satisfied and
(iii) such additional information concerning such Additional Leases, Substitute Leases, Early Termination Leases or Predecessor Leases as may be needed for the Servicer to prepare its monthly reports pursuant to the Servicing Agreement and to otherwise carry out its duties as servicer under the Servicing Agreement.

     (b) Subject to the provisions of Section 5.03, the delivery of any Officer's Certificate and supplement to Exhibit A pursuant to Section 5.02(a) shall be conclusive evidence, without further act or deed, that during the immediately preceding Collection Period (i) the Transferor assigned to the Issuer, as a sale and a capital contribution in accordance with Section 2.01 hereof to the extent made under Section 5.01(a)(i)(A) or (C) hereof all of the Transferor's right, title and interest in and to the Substitute Leases and Additional Leases identified in such supplement and the related rights described in Section 5.01 hereof, (ii) the Transferor assigned to the Issuer, as a sale and a capital contribution in accordance with Section 2.01 hereof to the extent made under Section 5.01(a)(i)(A) or (C), all of the Transferor's right, title and interest in and to the Equipment subject to such Substitute Leases and Additional Leases (to the extent of the Transferor's interest in such Equipment, including the Transferor's security interest in any Equipment which is not owned by the Transferor), and (iii) the Issuer assigned and transferred to the Transferor, without representation or warranty, all of the Issuer's right, title and interest in and to the Predecessor Leases and Early Termination Leases
identified in such Officer's Certificate and the Equipment subject thereto (to the extent of the Issuer's interest in such Equipment, including the Issuer's security interest in any Equipment which is not owned by the Issuer). The Transferor shall promptly cause to be delivered to the Trustee (or a custodian on its behalf) the original executed counterpart of each Substitute Lease and Additional Lease assigned to the Issuer pursuant to Section 5.01 hereof and the Issuer shall promptly request the Trustee to deliver to the Transferor the original executed counterpart of each Predecessor Lease and each Early Termination Lease for which substitution or an addition has been made pursuant to Section 7.01 hereof.

     Section 5.03 Objection and Purchase.

     If any Holder of the Notes objects to any substitution of Leases within ten days of receipt of the Servicer's monthly report providing notice thereof pursuant to the Servicing Agreement, on the grounds either that any Substitute Lease or Additional Lease is not an Eligible Lease within the meaning of the definition thereof or that such substitution or addition is otherwise not permitted under the provisions of Section 5.01 hereof, the Transferor shall be entitled to present such additional information as it deems appropriate in an effort to demonstrate that such Lease is an Eligible Lease and that such substitution is permitted under the provisions of Section 5.01 hereof. Following such presentation, the substitution shall remain effective if each person originally objecting to the substitution withdraws his objection. If the conditions specified in the preceding sentence are not satisfied, or if at any time it is established that any lease was not, at the time of substitution, an Eligible Lease, then the Transferor shall be required to purchase such Lease as if a Warranty Event occurred.

     Section 5.04 Transferor's Subsequent Obligations.

     Upon any  substitution  of Leases in accordance with the provisions of this
Article V, the Transferor's obligations hereunder with respect to the Predecessor Lease shall cease but the Transferor shall thereafter have the same obligations with respect to the Substitute Lease substituted as it has with respect to all other Leases subject to the terms hereof.

     ARTICLE VI ASSIGNMENT

     Section 6.01 Assignment to Trustee.

     It is understood that this Transferor Contribution and Sale Agreement and all rights of the Issuer hereunder will be assigned by the Issuer to the Trustee pursuant to the Indenture, for the benefit of the Trustee, the holders from time to time of the Notes as provided in the Indenture, and may be subsequently assigned by the Trustee to any successor Trustee or as otherwise provided in the Indenture. The Transferor hereby expressly agrees to each such assignment and agrees that all of its duties, obligations, representations and warranties hereunder shall be for the benefit of, and may be enforced by, the Trustee, the holders from time to time of the Notes, and any successor to or assignee of any thereof.

     Section 6.02 Assignment by Transferor.

     None of the respective rights or obligations of the Transferor hereunder may be assigned without the prior written consent of the Issuer and the Trustee (acting upon the instructions of the Holders of 66-2/3% of the then aggregate unpaid Outstanding Principal Amount of the Notes).

     ARTICLE VII NATURE OF OBLIGATIONS AND SECURITY THEREFOR

     Section 7.01 Obligations Absolute.

     The obligations of the Transferor hereunder, and the rights of the Trustee, as assignee of the Issuer, in and to all amounts payable by the Transferor hereunder, shall be absolute and unconditional and shall not be subject to any abatement, reduction, setoff, defense, counterclaim or recoupment whatsoever, including, without limitation, abatements, reductions, setoffs, defenses, counterclaims or recoupments due or alleged to be due to, or by reason of, any past, present or future claims which the Transferor may have against, the Issuer, the Trustee, and any holder of the Notes or any other Person for any reason whatsoever; nor, except as otherwise expressly provided herein, shall this Transferor Contribution and Sale Agreement terminate, or the respective obligations of the Issuer or the Transferor be otherwise affected, by reason of any defect in any Lease or in any unit of Equipment or in the respective rights and interests of the Issuer, the Transferor and the Trustee therein, or by reason of any Liens, encumbrances, security interests or rights of others with respect to any Lease or any unit of Equipment, or any failure by the Issuer to perform any of its obligations herein contained, or by reason of any other indebtedness or liability, howsoever and whenever arising, of the Issuer, the Trustee, or any holder of the Notes to the Transferor or any other Person or by reason of any insolvency, bankruptcy, or similar proceedings by or against the Transferor, the Issuer, the Trustee or any other Person or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that all obligations of the Transferor hereunder and all amounts payable by the Transferor hereunder shall continue to be due and payable in all events and in the manner and at the times herein provided unless and until the obligation to perform or pay the same shall be terminated or limited pursuant to the express provisions of this Transferor Contribution and Sale Agreement.

     Section 7.02 Security for Obligations.

     As security for the full and timely performance by the Transferor of its obligations hereunder, and by the Issuer of each of its obligations hereunder and under the Notes and the Indenture, the Transferor hereby pledges and grants to the Trustee (as a precaution in the event that, contrary to the intent of the parties to the transactions contemplated hereby, it is contended that either has any continuing interest in any Lease or item of Equipment subject to the Indenture) a first priority Lien on and security interest in all right, title and interest of the Transferor now or hereafter acquired in and to each Lease (including the right to receive all payments due or to become due thereunder) and each item of Equipment at any time subject to the Indenture. The foregoing security interest is granted upon and is subject to the same terms and provisions as are set forth in the Indenture and shall continue in full force and effect until the same is discharged in accordance with the terms therein, notwithstanding any waiver or modification of any of the terms hereof or thereof or of any of the Notes, whether with or without the consent of the Transferor.

     Section 7.03 Further Assurances; Financing Statements.

     The Transferor agrees that at any time and from time to time, at its expense, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable or that the Issuer or the Trustee may request to perfect and protect the assignments and security interests granted or purported to be granted herein with respect to the Leases and the Lease Payments or to enable the Issuer or the Trustee to exercise and enforce its rights and remedies under this Agreement with respect to any Leases and the Lease Payments. Without limiting the generality of the foregoing, each of the Transferor shall execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable or that the Issuer or the Trustee may request to protect and preserve the assignments and security interests granted by this Agreement with respect to the Leases.

     ARTICLE VIII INTER-COMPANY LOANS

     Section 8.01 Inter-Company Loans.

                  With the contribution of the Leases, the Issuer has acquired the right to hold and apply in accordance with the provisions of certain of the Leases, security deposits. The Issuer may from time to time, to the extent permitted by law, lend such security deposits and any amounts disbursed to the Issuer pursuant to Sections 3.03(b), 3.04(c) or 6.06 of the Indenture to the Transferor (each such advance, an "Inter-Company Loan"). Each Inter-Company Loan shall be on a demand basis, shall bear interest at an annual rate equal to the Prime Rate plus one percent, shall be in the form attached hereto as Exhibit A hereto and shall otherwise be on such arm's-length terms and conditions as the Issuer and the Transferor may agree.

     ARTICLE IX MISCELLANEOUS

     Section 9.01 Continuing Obligations.

     This Transferor Contribution and Sale Agreement shall continue in full force and effect until each of the Notes and any other amounts due to any holder of the Notes have been paid in full and all other obligations, if any, secured by the Lien of the Indenture have been fully satisfied.

     Section 9.02 GOVERNING LAW.

     THIS TRANSFEROR CONTRIBUTION AND SALE AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK. IF ANY PROVISION OF THIS TRANSFEROR CONTRIBUTION AND SALE AGREEMENT IS DEEMED INVALID, IT SHALL NOT AFFECT THE BALANCE OF THIS TRANSFEROR CONTRIBUTION AND SALE AGREEMENT.

     Section 9.03 Successors and Assigns.

     This Transferor Contribution and Sale Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Issuer, the Transferor and the Trustee and shall inure to the benefit of the successors and assigns of the Holders, from time to time, of the Notes.

     Section 9.04 Modification.

     The terms of this Transferor Contribution and Sale Agreement shall not be waived, modified or amended without the written consent of the party against whom such waiver, modification or amendment is claimed and, in any case, the Trustee (acting upon the instructions of the holders of 66-2/3% of the then aggregate unpaid Outstanding Principal Amount of the Notes).

     Section 9.05 No Proceedings.

     The Transferor hereby agrees that it will not, directly or indirectly, institute, or cause to be instituted, against the Issuer any proceeding of the type referred to in Section 6.01(b) or (c) of the Indenture so long as there shall not have elapsed one year plus one day since the latest maturing Notes have been paid in full in cash.

     Section 9.06 Notices.

     All notices and other communications given in connection with this Transferor Contribution and Sale Agreement shall be sufficient for every Person hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid or certified mail return receipt requested, or sent by private courier or confirmed telecopy, in case of the Seller, the Servicer, the Issuer and the Transferor, to 530 Fifth Avenue, New York, New York 10036 Attention:__________ and in the case of the Trustee and the Holders of the Notes, to such addresses as are provided pursuant to Sections 1.05 and 1.06 of the Indenture or to such other address as either party may specify to the other from time to time in accordance with this Section 9.06.

     Section 9.07 Counterparts.

     This Transferor Contribution and Sale Agreement may be executed in any number of counterparts, each counterpart constituting an original, but all together constituting only one Agreement.

     Section 9.08 Nonpetition Covenant.

     The Transferor shall not petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of the Issuer. Neither the Transferor shall petition or otherwise invoke the process of any Governmental Authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its respective property, or ordering the winding up or liquidation of the affairs of the Issuer.

     IN WITNESS WHEREOF, the parties hereto have executed this Transferor Contribution and Sale Agreement as of the date and year first written above.

                                    CHARTER FUNDING CORPORATION V, as
                                    Transferor


                                              By:_______________________________
                                                 Name:
                                                 Title:



                                              CHARTER EQUIPMENT LEASE 1999-1 LLC

                                              By: CHARTER FUNDING CORPORATION V

                                              By:  _____________________________
                                                   Name:
                                                   Title:



     The  undersigned  hereby  acknowledges  receipt of a copy
     of the   foregoing   Transferor   Contribution   and  Sale
     Agreement and agrees to, and to be bound by, each of the provisions thereof applicable to the undersigned.

[--------------------------------------],
  as Trustee


     Name:
     Title:




       [Signature Page to the Transferor Contribution and Sale Agreement]

                                                                      SCHEDULE 1
                                                                      ----------



                               SCHEDULE OF LEASES

                                                                       EXHIBIT A


                             INTER-COMPANY LOAN NOTE


$[___________]                                                     July __, 1999

     CHARTER FUNDING CORPORATION V, a New York corporation (the "Maker"), with its principal office at 530 Fifth Avenue, New York, New York 10036, FOR VALUE RECEIVED, hereby promises to pay to the order of CHARTER EQUIPMENT LEASE 1999-1 LLC, a Delaware limited liability company or its assignee (the "Payee"), for its account, the principal sum of [ ] Dollars ($[___________]) (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Payee to the Maker under the Contribution and Sale Agreement (as defined below)), together with interest per annum on the unpaid principal amount hereof at the Prime Rate plus one per cent, in lawful money of the United States of America and in immediately available funds immediately on the demand of the Payee.

     The date, amount and interest rate, of each Loan made by the Payee to the Maker, and each payment made on account of the principal thereof, shall be recorded by the Payee on its books and, prior to any transfer of this Note, endorsed by the Payee on the schedule attached hereto or any continuation thereof.

     This Note evidences certain Inter-Company Loans from Payee to Maker pursuant to Section 13.01 of that certain Transferor Contribution and Sale Agreement dated as of July 1, 1999, between the Maker and the Payee (the "Contribution and Sale Agreement"). Capitalized terms used in this Note have the respective meanings assigned to them in the Contribution and Sale Agreement.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                                   CHARTER FUNDING CORPORATION V


                                                   By:

                                SCHEDULE OF LOANS

     This Note evidences demand Loans made under the within-described Assignment Agreement to the Maker, on the date, at the interest rate, and in the principal amounts set forth below, subject to the payments and prepayments of principal set forth below:

-------------------- ------------------ ------------------- ------------------ ------------------- ==================
                      Principal Amount                       Amount Paid or     Unpaid Principal
Date                  of Loan            Interest Rate       Prepaid            Amount              Notation Made By
--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================
--------------------- ------------------ ------------------- ------------------ ------------------- ==================

--------------------- ------------------ ------------------- ------------------ ------------------- ==================